Exhibit 10.5

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THIS  INSTRUMENT  PREPARED  BY/RECORD AND RETURN TO: Marcy H.  Kammerman,  Esq.,
Tarragon South Development Corp., 200 East Las Olas Boulevard, Suite 1660, Fort Lauderdale, Florida 33301
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                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT ("Agreement") is made and entered into as of the _____ day of ______________, 2005, by and among Charley Zeches, in her capacity as Trustee of LAKES HOLDING TRUST under agreement dated July 27, 2001 (hereinafter referred to as "First Lender"), Mitchell Entertainment Company, a Delaware limited liability company (hereinafter referred to as "Second Lender") (First Lender and Second Lender are collectively hereinafter referred to as, "Senior Lenders"), Tarragon South Development Corp., a Nevada corporation (hereinafter referred to as "Junior Lender"), and is agreed to, accepted and acknowledged by AGU Entertainment Corp., a Delaware corporation (hereinafter referred to as "Mortgagor").

                              W I T N E S S E T H:

         WHEREAS, First Lender is the owner and holder of that certain Mortgage Deed and Security Agreement securing indebtedness in the amount of Seven Million and 00/100 Dollars ($7,000,000.00) executed by Mortgagor in favor of First Lender, dated December 20, 2004 and recorded in the Public Records of Broward County, Florida, in Official Records Book 38764 Page 1973 (the "First Mortgage") encumbering certain real property and improvements, the legal description of which is set forth on Exhibit "A" hereto (the "Property" or "Mortgaged Property"), which secures that certain Promissory Note dated December 20, 2004 in the principal amount of Seven Million and 00/100 Dollars ($7,000,000.00) (the "First Note"), executed by Mortgagor in favor of Senior Lender, and other obligations of Mortgagor to First Lender (collectively the "First Loan Obligations"), as set forth in all of the mortgage related loan documents (the First Mortgage, the First Note and such other mortgage related loan documents, collectively, the "First Loan Documents") in favor of the First Lender being set forth on Exhibit "C" hereto; and

         WHEREAS, Second Lender is the owner and holder of that certain Mortgage executed by Mortgagor in favor of Second Lender dated December 20, 2004 and recorded in Official Records Book 38765, Page 127 of the Public Records of Broward County, Florida (the "Second Mortgage") (the First Mortgage and the
Second Mortgage are collectively hereinafter referred to as the "Senior Mortgages") encumbering the Property, which secures that certain Promissory Note dated December 20, 2004, in the principal amount of Three Million and 00/100 Dollars ($3,000,000.00) (the "Second Note") (the First Note and the Second Note


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are  collectively  hereinafter  referred to as the "Senior  Notes")  executed by
Mortgagor in favor of Second Lender and other obligations of Mortgagor to Second Lender respecting the Mortgaged Property (collectively, the "Second Loan Obligations") (the First Loan Obligations and the Second Loan Obligations are collectively hereinafter referred to as the "Senior Obligations"), as set forth in all of the mortgage related loan documents (the Second Mortgage, the Second Note and such other mortgage related loan documents, collectively, the "Second Loan Documents") in favor of the Second Lender being set forth on Exhibit "D" hereto (the First Loan Documents and the Second Loan Documents are collectively hereinafter referred to as the "Senior Loan Documents"); and

         WHEREAS, First Lender and Second Lender are parties to that certain Subordination Agreement respecting the Senior Obligations having an effective date of December 20, 2004 ("Senior Lenders' Subordination Agreement"); and

         WHEREAS, Junior Lender is the owner and holder of that certain Third Mortgage Deed and Security Agreement securing indebtedness in the amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (the "Junior Note") executed by Mortgagor in favor of Junior Lender, dated even date herewith and recorded in the Public Records of Broward County, Florida, prior to the recordation of this Agreement (the "Junior Mortgage") encumbering the Property, which secures that certain Promissory Note dated even date herewith in the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) executed by Mortgagor in favor of Junior Lender, and other obligations of Mortgagor to Junior Lender (collectively the "Junior Obligations"); and

         WHEREAS, Senior Lenders and Junior Lender desire to set forth their Agreement with regard to the subordination of the Junior Mortgage and the Junior Obligations as more specifically set forth herein.

         NOW THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, from one to the other paid, the receipt and sufficiency whereof is hereby acknowledged, the parties do hereby agree as follows:

         1. Recitals: The Recitals set forth are true and correct and are made a part hereof.

         2. Subordination: The lien of the Junior Mortgage and the Junior Obligations are now and shall forever hereafter be subordinate and inferior to the liens of the Senior Mortgages and the Senior Obligations, including without limitation, any and all sums at any time due and owing under any and all promissory notes secured by the Senior Mortgages, any principal and any interest thereon, any other amount or amounts that may be added to the mortgage indebtedness under the terms of this instrument for protective advances, and any interest thereon, and all costs, payments advanced, taxes and expenses hereafter advanced to insure the Property, to prevent waste, to protect the collateral thereunder or collect said debt, and all other expenses, costs and reasonable attorneys' fees incurred by either or both Senior Lenders in connection with the Senior Mortgages and/or the Senior Obligations. Further, the terms of the Junior Mortgage and the Junior Note, and all rights and remedies of Junior Lender available thereunder, including but not limited to, the right to claim or receive any insurance or condemnation awards or proceeds, are hereby expressly


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subordinated to the terms of the Senior  Mortgages,  the Senior  Obligations and the rights and remedies of both Senior Lenders under the Senior Mortgages. Junior Lender and Mortgagor acknowledge and agree that no payments of interest or principal shall be made or accepted under the Junior Note following the occurrence of a default after applicable notice and/or grace period, under either or both Senior Mortgages until such Senior Mortgage(s) has(ve) been repaid in full.

         3. Costs and Enforcement: Should suit be brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover its attorneys' fees incurred both at trial and on appeal.

         4. Notices/Right to Cure: A default by Mortgagor under any Junior Obligation or the purchase and sale agreement ("Purchase Agreement") respecting the Property between Mortgagor and Junior Lender shall be deemed a default by Mortgagor under both Senior Mortgages. Junior Lender will send to each Senior Lender a copy of any notice of default under the Junior Mortgage and/or Purchase Agreement, and shall accept cure by either Senior Lender within the permitted cure period set forth in the Junior Mortgage or Purchase Agreement, as applicable. Whenever a default notice has been provided pursuant to this provision and referenced in this Agreement, the same shall be referred to as the "Default Notice". Senior Lenders will give Junior Lender notice of any default, and shall accept cure by Junior Lender within the permitted cure period set forth in the applicable Senior Mortgage. If Junior Lender pays both Senior Lenders in full, each Senior Lender will assign the Senior Loan Documents to Junior Lender. First Lender may not assign any of its rights respecting the First Loan Obligations to Junior Lender unless all Second Loan Obligations, matured and unmatured, have been fully satisfied. Neither Senior Lenders nor Junior Lender shall be obligated to cure any default by Mortgagor under any obligation of Mortgagor.

         5. Foreclosure: In the event of a foreclosure action instituted by a Senior Lender, Junior Lender shall not impose any cross claims against Mortgagor in such action and any such claims shall be brought in a separate action by Junior Lender, and Junior Lender shall further agree to waive any and all defenses to foreclosure instituted by either or both Senior Lender(s) under its Senior Mortgage, but this shall not be construed to waive any provision of this Agreement or the right to receive any overage in net proceeds in the event of a foreclosure sale. Under all circumstances and in all events, Senior Lenders understand, acknowledge and agree that in the event that Mortgagor shall default under any of the Junior Loan Documents (as hereinafter defined) at any time and from time to time, Junior Lender shall have the option to exercise, and realize upon, any and all remedies available to Junior Lender, provided, that in connection with such exercise of, and realization upon, such remedies, the Senior Loan Obligations shall be paid in full and Senior Lenders shall have received in full in good funds representing any and all monies owed under the Senior Loan Documents. Upon receipt of such monies by both Senior Lenders, Senior Lenders agree as set forth in Section 4 above, to assign the Senior Loan Documents to Junior Lender. Notwithstanding the foregoing, in the event Senior Lenders (a) receive payment in full of the principal and other sums due under their respective Mortgages, and/or (b) assign their rights under the Senior Loan Documents to Junior Lender, Junior Lender and Mortgagor expressly acknowledge and agree that any indemnities and other obligations which under the terms of the Senior Loan Documents survive the payment of such obligations ("Surviving


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Obligations")  shall not be released,  satisfied or assigned or deemed released, satisfied or assigned, and shall continue to survive in favor of Senior Lenders. In such event, the Surviving Obligations shall be deemed to benefit and accrue against Mortgagor and in favor of Senior Lenders and also, Junior Lender. Junior Lender shall not be liable to Senior Lenders for the Surviving Obligations. Moreover, after both Senior Lenders have received payment in full of the principal and other sums due under the First Mortgage and the Second Mortgage, Senior Lender shall not be able to enforce the Surviving Obligations by realizing upon the Mortgaged Property under and as defined in each of the First Mortgage, the Second Mortgage and the Junior Mortgage, it being understood that in such event, the Surviving Obligations are unsecured by such Mortgaged Property.

         6. Insurance, Condemnation: In the event of partial or total destruction of the Mortgaged Property which results in the payment of insurance proceeds, or in the event of a condemnation or similar proceeding which results in the payment of an award, the proceeds or award shall be applied in accordance with the relevant provisions of the Senior Mortgages. Subject to any contrary provision in the Senior Loan Documents or this Agreement, Junior Lender shall share in the excess proceeds, if any, in accordance with the terms of the Junior Mortgage.

         7. Superior Liens: Junior Lender agrees that it shall not acquire, by subordination, subrogation or otherwise, any lien, estate, right or other interest in the Mortgaged Property that is, or may be, prior in right to the lien of the Senior Mortgages. In the event that Junior Lender cures any default of Mortgagor under the Senior Mortgages or under the Junior Mortgage by the payment of money, including, for example, but not limited to, the payment of taxes or insurance premiums, Junior Lender agrees that such payment shall be deemed to be additional indebtedness of the Mortgagor to be secured by the lien of the Junior Mortgage, which shall be subordinate to the lien of the Senior Mortgages and such amounts shall not create a lien on parity with or superior to the Senior Mortgages and shall not give Junior Lender the right of subrogation with respect to such amounts.

         8. Bankruptcy of Mortgagor: Junior Lender hereby agrees that so long as any sum evidenced or secured by a Senior Mortgage remains outstanding:

                  (a) Junior Lender shall not, without the prior written consent of both Senior Lenders, in their sole discretion, commence, cause the Mortgagor to commence, consent to Mortgagor commencing, or join with any other creditor in commencing, any proceeding under the United States Bankruptcy Code or any similar federal or state law (a "Bankruptcy Proceeding") or any proceeding under any federal or state fraudulent conveyance law, whether statutory or any common law, with respect to the Mortgagor or any portion of the real and personal property which, together, comprises the collateral for the Senior Obligations (the "Senior Obligations Collateral"), or any other property of Mortgagor, including any property which is collateral for the Junior Obligations.

                  (b) In addition to any other rights given to Junior Lender under applicable laws (but subject to the limitations set forth in this paragraph 8), it is agreed that Junior Lender shall have the right (i) to file a proof of claim with respect to the Junior Obligations, (ii) to deliver to both Senior Lenders a copy thereof, together with evidence of the filing with the appropriate court or other authority, and (iii) to defend any objection filed to said proof of claim.


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                  (c) Junior  Lender  agrees  that it will not  oppose:  (i) any motion by a Senior Lender for relief from the automatic stay in order for such Senior Lender to exercise its rights under its Senior Mortgage, (ii) any motion by a Senior Lender for adequate protection,
         (iii) any motion by a Senior Lender to dismiss the Bankruptcy Proceeding, (iv) any motion by a Senior Lender to appoint a bankruptcy trustee or examiner or (v) any motion by a Senior Lender to convert the Bankruptcy Proceeding to any other Chapter of the Bankruptcy Code.

         9. Representations, Warranties and Covenants: Senior Lenders acknowledge the following (collectively, "Stated Facts"): (1) that certain action pending in the Circuit Court of Broward County, Florida under Case No. 0513076, styled as Ned Siegel et al vs. AGU Entertainment Corp., (2) that certain easement recorded in Official Record Book 40246, at Page 1631, among the Public Records of Broward County, Florida, and (3) those certain Notices of
Violation issued by the Broward County Sheriff's Office under Case No. 0509-0014, 0509-2036 and 0509-2037, 0509-2063, 0509-2062 and 0509-2064 [Item (3)
may be referenced as the "Known Violations"].

Senior Lenders consent to the Junior Obligations and the entering into of the Junior Mortgage (and the recording of the same) and the other documents (collectively, the "Junior Loan Documents") executed in connection therewith as listed on Exhibit "B" attached hereto and made a part hereof, and as submitted to and approved by Senior Lenders.

         (a) First Lender represents to Second Lender and Junior Lender (but NOT to Mortgagor) that: (i) First Lender is the sole owner and holder of the First Note and the First Mortgage and the First Loan Documents; (ii) First Lender has the power and authority to execute and deliver this Agreement and perform its obligations hereunder; (iii) the aggregate outstanding principal amount of the First Note, as of the date hereof equals $6,750,000; (iv) Mortgagor is not in default with respect to the payment of principal or interest under the First Note; and (v) to the best of its knowledge, but without any inquiry (and except for the Stated Facts), (a) there is no monetary or other material default existing under the First Mortgage, and (b) no event has occurred which with notice or the passage of time or both would constitute an event of default under the First Mortgage. The representations contained in this Section are given solely for the benefit of Second Lender and Junior Lender, and Mortgagor shall NOT be entitled to rely on them in any way.

         Moreover, based upon the facts currently known to First Lender (which include the Stated Facts), First Lender agrees not to foreclose the First
Mortgage so long as there are no defaults hereafter arising or hereafter becoming known to First Lender; provided however, that (1) simultaneously herewith, Mortgagor or Junior Lender pays, on behalf of Mortgagor (a) the $145,000 payment due First Lender on or about September 23, 2005, and (b) all fines and other sums due under the Known Violations, if any, (2) no governmental entity imposes further fines or takes any further action with respect to the Known Violations, and (3) if there is any default after the expiration of applicable notice and/or grace periods under the First Mortgage, Second Mortgage or Junior Mortgage which hereafter arises or which hereafter becomes known to First Lender and/or, with respect to the Known Violations, if any governmental entity imposes any further fine and/or takes any further action, First Lender expressly reserves the right to foreclose and pursue any and all other rights and remedies available to First Lender.


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         (b) Second Lender represents to First Lender and Junior Lender (but NOT to Mortgagor) that: (i) Second Lender is the sole owner and holder of the Second Note and the Second Mortgage and the Second Loan Documents; (ii) Second Lender has the power and authority to execute and deliver this Agreement and perform its obligations hereunder; (iii) the aggregate outstanding principal amount of the Second Note, as of the date hereof equals $3,000,000; (iv) Mortgagor is not in default with respect to the payment of principal or interest under the Second Note (except for the Stated Facts and the defaulted interest payment [i.e. $45,000.00] to be paid by Junior Lender to Second Lender from the proceeds of the Junior Mortgage); and (v) to the best of its knowledge, but without any inquiry (and except for the Stated Facts and the defaulted interest payment [i.e. $45,000.00] to be paid by Junior Lender to Second Lender from the proceeds of the Junior Mortgage), (a) there is no monetary or other material default existing under the Second Mortgage, and (b) no event has occurred which with notice or the passage of time or both would constitute an event of default under the Second Mortgage. The representations contained in this Section are given solely for the benefit of First Lender and Junior Lender, and Mortgagor shall NOT be entitled to rely on them in any way.

         Moreover, based upon the facts currently known to Second Lender (which include the Stated Facts), Second Lender agrees not to foreclose the Second
Mortgage so long as there are no defaults hereafter arising or hereafter becoming known to Second Lender; provided however, that (1) simultaneously herewith, Mortgagor or Junior Lender pays (a) the $145,000 payment due First Lender on or about September 23, 2005, all interest payments due under the Senior Notes as reflected on the closing statement approved by Second Lender and all legal fees due First Lender and Second Lender in the amounts reflected on the closing statement approved by Second Lender, and (b) all fines and other sums due under the Known Violations, if any (2) no governmental entity imposes further fines or takes any further action with respect to the Known Violations, and (3) if there is any default after the expiration of applicable notice and/or grace periods under the First Mortgage, Second Mortgage or Junior Mortgage which hereafter arises or which hereafter becomes known to Second Lender and/or, with respect to the Known Violations, if any governmental entity imposes any further fine and/or takes any further action, Second Lender expressly reserves the right, to foreclose and pursue any and all other rights and remedies available to Second Lender.

         (c) Mortgagor represents to First Lender and Second Lender that (i) the unpaid principal amount under the First Note is $6,750,000, and such sum is due without setoff, deduction or demand; (ii) the unpaid principal amount under the Second Note is $3,000,000, and such sum is due without setoff, deduction or demand; and (iii) Mortgagor does not have and at no prior time had any defense (including, without limitation, the defense of usury), claim, counterclaim, cross-action or equity, or right of rescission, set-off, abatement or diminution of any kind or nature against either First Lender and Second Lender with respect to the Senior Mortgages; and/or any and all of the same are hereby expressly waived by Mortgagor.


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The   representations   contained  in  this  Section  9  shall  lapse  upon  the
indefeasible payment in full of all of the Senior Obligations.

         10. Representations, Warranties and Covenants of Junior Lender: Junior Lender represents and warrants to Senior Lenders that:

         a. Junior Lender is the sole owner and holder of the Junior Note and the Junior Mortgage.

         b. To the best of its knowledge, as of the date hereof, there is no default or event which by notice or the passage of time would constitute an event of default under the Junior Note and/or the Junior Mortgage.

         c. Junior Lender has the power and authority to execute and deliver this Agreement and perform its obligations hereunder.
                  d. The property encumbered by the Junior Loan Documents does not extend beyond the property encumbered by the First Loan Documents.

         11. Amount Secured: Without the prior written consent of both Senior Lenders, which consent may be withheld in their sole discretion, Junior Lender shall not permit any increases in the principal amount secured by the Junior
Mortgage (as may have been reduced by the repayment of any principal by Mortgagor), except for protective advances, and any interest thereon, and all costs, payments advanced, taxes and expenses hereafter advanced to insure the Property, to prevent waste, to protect the collateral thereunder as contemplated in Florida Statutes or collect said debt, and all expenses, costs and attorneys' fees incurred by Junior Lender in connection with the foregoing actions relating to the Junior Mortgage and/or the Junior Obligations. In the absence of consent by both Senior Lenders, any such increases shall constitute a default under the Senior Mortgages.

         12. Continuing Agreement: The obligations of Senior Lenders and Junior Lender hereunder shall be absolute and unconditional and this Agreement shall be a continuing agreement and shall continue notwithstanding the dissolution or reorganization of a Senior Lender or of Junior Lender. Either or both Senior Lender(s), without affecting the subordination herein provided and with notice to Junior Lender, (i) may release any security for its respective notes, including part of the property encumbered by its mortgage or retain or obtain a security interest in other property to secure the obligations of the Mortgagor to Senior Lender, or (ii) may extend, alter, exchange, substitute or modify its note(s) or its mortgage or release, compromise, alter or exchange any obligation held by it as security for its note(s), so long as there is no increase in principal or in the other mortgaged obligation of Mortgagor and otherwise is subject to the terms of this Agreement. None of such actions shall affect the subordination herein provided, and Junior Lender expressly waives any rights, including any defense in the nature of a suretyship defense, otherwise arising out of such action. Each Senior Lender's respective senior security position hereunder shall not be prejudiced by any action omitted or undertaken by it with respect to its Senior Obligations or any indebtedness secured by its Senior Mortgages provided any such action shall be in conformity with the terms of this Agreement.


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

         13. Notices: All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or one (1) day after when sent by actual hand-delivery commercial overnight courier (i.e., Federal Express), to the addresses set forth below:

         to First Lender:           Charley Zeches as Trustee of
                                    Lakes Holding Trust under agreement
                                    Dated July 27, 2001
                                    521 East Las Olas Boulevard
                                    Fort Lauderdale, Florida 33301

         with a copy to:            Mombach, Boyle & Hardin, P.A.
                                    500 East Broward Boulevard, Suite 1950
                                    Ft. Lauderdale, Florida 33394
                                    Attn: Conrad J. Boyle, Esq.

         to Second Lender:          Mitchell Entertainment Company
                                    11601 Wilshire Blvd., Suite 2400
                                    Los Angeles, California 90025
                                    Attn: Jonathan E. Mitchell

         with copy to:              Howard L. Friedberg, Esq.
                                    Katz, Barron, Squitero Law Firm
                                    2699 South Bayshore Drive, 7th Floor
                                    Miami, Florida 33133

         to Junior Lender:          Tarragon South Development Corp.
                                    200 East Las Olas Blvd., Suite 1660
                                    Fort Lauderdale, Florida  33301
                                    Attn:  Danny Bivens

         With copy to:              Tarragon South Development Corp.
                                    200 East Las Olas Blvd., Suite 1660
                                    Fort Lauderdale, Florida 33301
                                    Attn: Marcy H. Kammerman, Esq.

         to Mortgagor:              AGU Entertainment Corp.
                                    3200 W. Oakland Park Boulevard
                                    Lauderdale Lakes, Florida 33311

         with copy to:              Bruce C. Rosetto, Esq.
                                    Blank Rome LLP
                                    1200 N. Federal Highway, Suite 417
                                    Boca Raton, Florida 33432


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

or any such other address of which a party shall have notified the party giving such notice in writing.

         14. No Waiver: The giving of consent by Senior Lenders to the Junior Mortgage is not and shall not be deemed a waiver of either Senior Lender's rights to prohibit any other junior mortgage of the Mortgaged Property. No delay on the part of a Senior Lender or Junior Lender in the exercise of any right or remedy hereunder or under the Senior Mortgages or Junior Mortgage, respectively, shall operate as a waiver of any right hereunder.

         15. Counterparts: The parties hereto agree that this Subordination Agreement may be executed in two (2) or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         16. Estoppel Certificates: At the written request of a Senior Lender, Junior Lender shall deliver to each Senior Lender a certificate stating that, to the best of its knowledge, no default has occurred under the Junior Note or the Junior Mortgage which default is continuing, and that Junior Lender is not aware of any event which after notice or lapse of time or both would constitute a default or, if any such event or default had occurred and is continuing, Junior Lender shall specify the nature and period of existence thereof. At the written request of Junior Lender, each Senior Lender shall deliver to Junior Lender and the other Senior Lender a certificate stating, to the best of its knowledge, that no default has occurred under its Senior Note or its Senior Mortgage which default is continuing, and that such Senior Lender is not aware of any event which after notice or lapse of time or both would constitute a default or, if any such event or default had occurred and is continuing, such Senior Lender shall specify the nature and period of existence thereof.

         17. Paragraph Headings: The headings of the various paragraphs of this Agreement have been inserted only for the purpose of convenience, and are not part of this Agreement and shall not be deemed in any manner to modify, explain or restrict any of the provisions of this Agreement.

         18. Choice of Law: This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida, excluding the principles thereof governing conflicts of law. If any provision shall be held prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating any other provision of this Agreement.

         19 Venue: The parties agree that Broward County, Florida is the sole proper venue for any and all legal proceedings arising out of this Subordination Agreement and any associated loan documents.

         20. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the Mortgagor, Senior Lenders and Junior Lender and their respective heirs, successors and assigns.

         21. Ratification of Senior Lenders' Subordination Agreement: This Agreement shall not impair or otherwise affect the Senior Lenders' Subordination Agreement. The Senior Lenders' Subordination Agreement is hereby ratified and re-affirmed and shall be and remain in full force and effect, enforceable in accordance with its terms. Mortgagor is indebted to Senior Lenders pursuant to obligations that do not involve the Mortgaged Property. Such obligations are not included within the defined term "Senior Obligations", and are not affected by this Agreement.

         22. Special Provision: All of the parties hereto acknowledge and agree, notwithstanding the other provisions of this Agreement: (1) First Lender has made a $250,000 advance ("$250,000 Advance") to Mortgagor as evidenced by a Promissory Note in the original amount of $250,000 dated as of even date herewith, (2) the $250,000 Advance shall be treated as a future advance under the First Mortgage, subject, however, to the provisions of this paragraph, (3) the $250,000 Advance shall be subject to, inferior and subordinate to the Second Mortgage, and (4) the $250,000 Advance shall be superior to the Third Mortgage. Notwithstanding the foregoing, in the event of a foreclosure of the Mortgaged
Property: (a) the First Loan Obligations shall be superior to the Second Loan Obligations and the Junior Obligations, and (b) the $250,000 Advance shall be subject to, inferior and subordinate to the Second Loan Obligations and superior to the Junior Obligations.

23. Termination: Upon repayment in full of the Senior Obligations, the parties hereto agree to execute and deliver, each to the other, an agreement, in recordable form, mutually acceptable to all parties hereto, acting reasonably, terminating of this Agreement.

         24. NEITHER FIRST LENDER, SECOND LENDER, JUNIOR LENDER, MORTGAGOR NOR ANY OTHER PERSON LIABLE FOR THE OBLIGATIONS, COVENANTS, WARRANTIES AND REPRESENTATIONS HEREIN, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL
REPRESENTATIVE  OF SENIOR  LENDERS,  JUNIOR LENDER,  MORTGAGOR OR ANY SUCH OTHER
PERSON OR ENTITY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS AGREEMENT. NEITHER SENIOR LENDER, JUNIOR LENDER, MORTGAGOR NOR ANY SUCH PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES, HERETO AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS.

           [THE BALANCE OF THE PAGE INTENTIONALLY HAS BEEN LEFT BLANK]

         IN WITNESS WHEREOF, we have hereunto set our hands and seals on the day and year first above written.

Signed, sealed and                            FIRST LENDER:
delivered in the presence of:

____________________________________________  __________________________________
Print Name:_________________________________  Charley Zeches, in her capacity as
                                              Trustee of Lakes Holding Trust
                                              under agreement dated
                                              July 27, 2001

____________________________________________
Print Name:_________________________________

                                              SECOND LENDER:

                                              MITCHELL ENTERTAINMENT
                                              COMPANY, a Delaware limited
                                              liability company

____________________________________________  By:_______________________________
Print Name:_________________________________     Jonathan E. Mitchell
                                                 Title:_________________________

____________________________________________
Print Name:_________________________________

                                              JUNIOR LENDER:

                                              TARRAGON SOUTH DEVELOPMENT
                                              CORP., a Nevada corporation

____________________________________________  By:_______________________________
Name:_______________________________________     Marcy H. Kammerman
                                                 Executive Vice President
Print Name:_________________________________

         AGREED TO, accepted and acknowledged by the undersigned Mortgagor this _____ day of , 2005.

                                              AGU ENTERTAINMENT CORP.
____________________________________________
Print Name:_________________________________  By:_______________________________
                                                 David Levy
                                                 President
____________________________________________
Print Name:_________________________________

STATE OF __________        )
COUNTY OF________________  )

         The foregoing instrument was acknowledged before me this _____ day of , 2005 by Charley Zeches, in her capacity as Trustee of Lakes Holding Trust under agreement dated July 27, 2001, who ? is personally known to me or ? has produced his/her driver's license as identification and who did take an oath.

                                              __________________________________
                                              Notary Public - State of Florida
                                              Print Name: ______________________
                                              My Commission Expires: ___________
                                              Commission Number: _______________

STATE OF CALIFORNIA    )
COUNTY OF_____________ )

         The foregoing instrument was acknowledged before me this _____ day of , 2005 by Jonathan E. Mitchell, as and on behalf of Mitchell Entertainment Company, a Delaware limited liability company, who ? is personally known to me or ? has produced his/her driver's license as identification and who did take an oath.

                                             ___________________________________
                                             Notary Public - State of California
                                             Print Name: _______________________
                                             My Commission Expires: ____________
                                             Commission Number: ________________

STATE OF FLORIDA        )
COUNTY OF______________ )

         The foregoing instrument was acknowledged before me this _____ day of __________________, 2005 by _____________________, as __________________, and on
behalf of Tarragon South Development Corp., a Nevada corporation, who ? is personally known to me or ? has produced his driver's license as identification and who did take an oath.

                                              __________________________________
                                              Notary Public - State of Florida
                                              Print Name: ______________________
                                              My Commission Expires: ___________
Commission Number: _________________

STATE OF FLORIDA        )
COUNTY OF______________ )

         The foregoing instrument was acknowledged before me this _____ day of , 2005 by David Levy, as President, and on behalf of AGU Entertainment Corp., a Delaware corporation, who ? is personally known to me or ? has produced his driver's license as identification and who did take an oath.

                                              __________________________________
                                              Notary Public - State of Florida
                                              Print Name: ______________________
                                              My Commission Expires: ___________
Commission Number: _________________

                                   EXHIBIT "A"

                             DESCRIPTION OF PROPERTY

                                    EXHIBIT B

                      DOCUMENTS RELATED TO JUNIOR MORTGAGE

1.   Promissory Note

2.   Notice of Limitation on Mortgage Future Advance

3.   Third Assignment of Rents, Leases and Deposits

4.   UCC-1 (Broward County, Florida)

5.   UCC-1 (Delaware)

6.   Third Mortgage Deed and Security Agreement

7.   Flood Insurance Information & Insurance Acknowledgement

8.   Mortgagor's Affidavit

9.   This Subordination Agreement

10.  Tri-Party Agreement

11.  Side letter regarding sewer easement

12.  Affidavit regarding material agreements

                                    EXHIBIT C

                 MORTGAGE LOAN DOCUMENTS RELATED TO FIRST LENDER

         Promissory Note from the Mortgagor to the First Lender, dated December 20, 2004 (the "Note").

         Mortgage Deed and Security Agreement from Mortgagor to the First Lender, dated December 20, 2004 (the "Mortgage")

         Assignment of Rents, Leases and Profits from Mortgagor to the First Lender, dated December 20, 2004 (the "Assignment of Rents").

         UCC-1 Financing Statements, State and Local from the Mortgagor as Debtor to the First Lender as Secured Party.

         Subordination Agreement between the First Lender and the Second Lender, dated December 20, 2004.

         Mortgagor's Affidavit dated December 20, 2004.

         Non-Foreign Certificate and Affidavit dated December 20, 2004.

         Notice of Limitation of Future Advances by the Mortgagor, dated December 20, 2004.

         This Subordination Agreement

         Mortgage Modification of even date herewith concerning $250,000 advance and $250,000 promissory note evidencing such advance

                                    EXHIBIT D

                MORTGAGE LOAN DOCUMENTS RELATED TO SECOND LENDER

         Secured Convertible Term Note from the Mortgagor to the Second Lender, dated December 20, 2004 (the "Note").

         Mortgage and Security Agreement from Mortgagor to the Second Lender, dated December 20, 2004 (the "Mortgage")

         Assignment of Rents, Leases and Profits from Mortgagor to the Second Lender, dated December 20, 2004 (the "Assignment of Rents").

         UCC-1 Financing Statements, State and Local from the Mortgagors as Debtor to the Second Lender as Secured Party.

         Master Security Agreement between the Mortgagor and the Second Lender, dated December 20, 2004.

         Environmental Indemnity Agreement between the Mortgagor and the Second Lender, dated December 20, 2004.

         Notice of Limitation of Future Advances by the Mortgagor, dated December 20, 2004.

         Subordination Agreement between the First Lender and the Second Lender, dated December 20, 2004.

         Letters dated April 14, 2005, April 29, 2005 and August 11, 2005

         This Subordination Agreement